EXHIBIT 99

FORM 4 JOINT FILER INFORMATION

Name:           Parche, LLC

Address:              666 Third Avenue, 26th Floor

                      New York, New York 10017

Designated Filer:   Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:    Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:            8/17/06

    Signature:            PARCHE, LLC
                          By: Admiral Advisors, LLC, its managing member
                  By: /s/ Morgan B. Stark
                                  Name: Morgan B. Stark
                          Title: Authorized Signatory

Name            Starboard Value and Opportunity Master Fund Ltd.

Address:              666 Third Avenue, 26th Floor

                      New York, New York 10017

Designated Filer:   Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:    Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:            8/17/06

    Signature:            STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.
                          By: /s/ Morgan B. Stark
                      Name: Morgan B. Stark
                          Title: Authorized Signatory

     Name:                  RCG Ambrose Master Fund, Ltd.

Address:              666 Third Avenue, 26th Floor

                      New York, New York 10017

Designated Filer:   Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:    Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                    8/17/06

     Signature:           RCG AMBROSE MASTER FUND, LTD.

                          By: Ramius Capital Group, L.L.C.,
                           its Investment Manager

                  By: C4S & Co., L.L.C.,
                               its Managing Member

                          By: /s/ Morgan B. Stark
                          Name: Morgan B. Stark
                          Title: Managing Member

Name:                   RCG Halifax Fund, Ltd.

Address:              666 Third Avenue, 26th Floor
                      New York, New York 10017

Designated Filer:   Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:    Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                    8/17/06

     Signature:                   RCG HALIFAX FUND, LTD.

  By: Ramius Capital Group, L.L.C.,
  its Investment Manager

  By: C4S & Co., L.L.C.,
  its Managing Member

  By: /s/ Morgan B. Stark
  Name: Morgan B. Stark
  Title: Managing Member

Name:                   Ramius Master Fund, Ltd

Address:    666 Third Avenue, 26th Floor

                      New York, New York 10017

Designated Filer:   Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:    Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                    8/17/06

     Signature:                   RAMIUS MASTER FUND, LTD

                          By: Ramius Advisors, LLC
                                            its Investment Manager

                                          By: Ramius Capital Group, L.L.C.
    its sole member

  By: /s/ Morgan B. Stark
  Name: Morgan B. Stark
  Title: Managing Member

Name:           Ramius Fund III, Ltd

Address:    666 Third Avenue, 26th Floor

                      New York, New York 10017

Designated Filer:   Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:    Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                    8/17/06

     Signature:           RAMIUS FUND III, LTD

By: Ramius Advisors, LLC
its Investment Manager

By: Ramius Capital Group, L.L.C.
its sole member

By: /s/ Morgan B. Stark
                                Name: Morgan B. Stark
Title: Managing Member

Name:           Ramius Advisors, LLC

Address:    666 Third Avenue, 26th Floor

                  New York, New York 10017

Designated Filer:   Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:    Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:            8/17/06

     Signature:           RAMIUS ADVISORS, LLC
          By: Ramius Capital Group, L.L.C. its sole member

          By: /s/ Morgan B. Stark
  Name: Morgan B. Stark
          Title: Authorized Signatory

Name:                   Admiral Advisors, LLC

Address:    666 Third Avenue, 26th Floor

                      New York, New York 10017

Designated Filer:   Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:  Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:            8/17/06

     Signature:           ADMIRAL ADVISORS, LLC

                          By: Ramius Capital Group, L.L.C., its
               sole member

                          By: /s/ Morgan B. Stark
                  Name: Morgan B. Stark
                          Title: Authorized Signatory

     Name:           C4S & Co., L.L.C.

Address:    666 Third Avenue, 26th Floor

                      New York, New York 10017

Designated Filer:   Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:  Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                    8/17/06

    Signature:             C4S & CO., L.L.C.

  By: /s/ Morgan B. Stark
  Name: Morgan B. Stark
  Title: Managing Member

     Names:                Peter A. Cohen

Address:    666 Third Avenue, 26th Floor

                      New York, New York 10017

Designated Filer:   Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:    Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:            8/17/06

         Signature:           /s/ Peter A. Cohen
                 Peter A. Cohen

     Names:                Morgan B. Stark

Address:    666 Third Avenue, 26th Floor

                      New York, New York 10017

Designated Filer:   Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:  Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:            8/17/06

         Signature:           /s/ Morgan B. Stark
                                                      Morgan B. Stark

     Names:                Jeffrey M. Solomon

Address:    666 Third Avenue, 26th Floor

                      New York, New York 10017

Designated Filer:   Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:  Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:            8/17/06

        Signature:            /s/ Jeffrey M. Solomon
                              Jeffrey M. Solomon

     Names:                Thomas W. Strauss

Address:    666 Third Avenue, 26th Floor

                      New York, New York 10017

Designated Filer:   Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:  Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:            8/17/06

         Signature:                   /s/ Thomas W. Strauss
                              Thomas W. Strauss